AMENDED AND RESTATED SCHEDULE A TO THE AMENDED AND RESTATED SUPERVISION AND ADMINISTRATION AGREEMENT BETWEEN GLOBAL X FUNDS AND GLOBAL X MANAGEMENT COMPANY LLC DATED JULY 2, 2018
Intending to be legally bound, the undersigned hereby amend and restate Schedule A to the aforesaid Agreement to include the following investment portfolios as of February 25, 2022:

Name of Fund	Annual Supervision and Admin Fee	Date Fund Approved by Board	Date Board Approved Continuance of I/A/A	Date Fund Commenced Operations
Global X MSCI Norway ETF	0.50%	October 2, 2009	November 12, 2021	November 9, 2010
Global X MSCI Argentina ETF	0.59%	December 5, 2008	November 12, 2021	March 2, 2011
Global X MSCI Colombia ETF	0.61%	December 5, 2008	November 12, 2021	February 5, 2009
Global X MSCI Pakistan ETF	0.68%*	October 2, 2009	November 12, 2021	April 22, 2015
Global X MSCI China Consumer Discretionary ETF	0.65%	October 2, 2009	November 12, 2021	November 30, 2009
Global X MSCI China Energy ETF	0.65%	October 2, 2009	November 12, 2021	December 15, 2009
Global X MSCI China Financials ETF	0.65%	October 2, 2009	November 12, 2021	December 10, 2009
Global X MSCI China Industrials ETF	0.65%	October 2, 2009	November 12, 2021	November 30, 2009
Global X MSCI China Materials ETF	0.65%	October 2, 2009	November 12, 2021	January 12, 2010
Global X MSCI China Communication Services ETF	0.65%	October 2, 2009	November 12, 2021	December 8, 2009
Global X Copper Miners ETF	0.65%	March 26, 2010	November 12, 2021	April 19, 2010
Global X Silver Miners ETF	0.65%	March 26, 2010	November 12, 2021	April 19, 2010
Global X Lithium & Battery Tech ETF	0.75%	June 4, 2010	November 12, 2021	July 22, 2010
Global X Uranium ETF	0.69%	June 4, 2010	November 12, 2021	November 4, 2010
Global X Gold Explorers ETF	0.65%	August 27, 2010	November 12, 2021	November 3, 2010
Global X MSCI Next Emerging & Frontier ETF	0.49%*	November 17, 2010	November 12, 2021	November 6, 2013
Global X FTSE Southeast Asia ETF	0.65%	November 17, 2010	November 12, 2021	February 16, 2011
Global X SuperDividend® ETF	0.58%	February 25, 2011	November 12, 2021	June 8, 2011
Global X MLP ETF	0.45%	May 11, 2011	November 12, 2021	April 18, 2012
Global X MSCI Portugal ETF	0.55%*	August 19, 2011	November 12, 2021	November 12, 2013
Global X MSCI Greece ETF	0.55%*	August 19, 2011	November 12, 2021	December 7, 2011
Global X MSCI Nigeria ETF	0.68%*	August 19, 2011	November 12, 2021	April 2, 2013
Global X Disruptive Materials ETF[1]	0.59%	August 19, 2011	November 12, 2021	January 24, 2022
Global X Social Media ETF	0.65%	August 19, 2011	November 12, 2021	November 14, 2011
Global X SuperIncome™ Preferred ETF	0.58%	February 24, 2012	November 12, 2021	July 16, 2012
Global X SuperDividend® REIT ETF	0.58%	February 24, 2012	November 12, 2021	March 16, 2015
Global X Guru® Index ETF	0.75%	May 25, 2012	November 12, 2021	June 4, 2012
Global X SuperDividend® U.S. ETF	0.45%	November 16, 2012	November 12, 2021	March 11, 2013
Global X MLP & Energy Infrastructure ETF	0.45%	February 22, 2013	November 12, 2021	August 6, 2013
Global X MSCI SuperDividend® Emerging Markets ETF	0.65%	November 14, 2014	November 12, 2021	March 16, 2015
Global X Renewable Energy Producers ETF	0.65%	April 21, 2015	November 12, 2021	May 27, 2015
Global X S&P 500® Catholic Values ETF	0.29%	May 29, 2015	November 12, 2021	April 18, 2016

Global X Internet of Things ETF	0.68%	November 13, 2015	November 12, 2021	September 12, 2016
Global X Health & Wellness ETF	0.50%	November 13, 2015	November 12, 2021	May 9, 2016
Global X FinTech ETF	0.68%	November 13, 2015	November 12, 2021	September 12, 2016
Global X Conscious Companies ETF	0.43%	November 13, 2015	November 12, 2021	July 11, 2016
Global X Education ETF	0.50%	February 26, 2016	November 12, 2021	July 10, 2020
Global X Robotics & Artificial Intelligence ETF	0.68%	February 26, 2016	November 12, 2021	September 12, 2016
Global X Aging Population ETF	0.50%	February 26, 2016	November 12, 2021	May 9, 2016
Global X Millennial Consumer ETF	0.50%	February 26, 2016	November 12, 2021	May 4, 2016
Global X MSCI SuperDividend® EAFE ETF	0.55%	September 9, 2016	November 12, 2021	November 14, 2016
Global X Founder-Run Companies ETF	0.45%	September 9, 2016	November 12, 2021	February 13, 2017
Global X U.S. Infrastructure Development ETF	0.47%	February 24, 2017	November 12, 2021	March 6, 2017
Global X U.S. Preferred ETF	0.23%	February 24, 2017	November 12, 2021	September 11, 2017
Global X Artificial Intelligence & Technology ETF	0.68%	February 23, 2018	November 12, 2021	May 11, 2018
Global X Autonomous & Electric Vehicles ETF	0.68%	February 23, 2018	November 12, 2021	April 13, 2018
Global X S&P 500® Quality Dividend ETF	0.20%	May 23, 2018	November 12, 2021	July 13, 2018
Global X Augmented & Virtual Reality ETF	0.68%	May 23, 2018	November 12, 2021
Global X E-commerce ETF	0.50%	May 23, 2018	November 12, 2021	November 27, 2018
Global X Genomics & Biotechnology ETF	0.50%	May 23, 2018	November 12, 2021	April 5, 2019
Global X Adaptive U.S. Factor ETF	0.27%	May 23, 2018	November 12, 2021	August 24, 2018
Global X MSCI China Consumer Staples ETF	0.65%	September 13, 2018	November 12, 2021	December 7, 2018
Global X MSCI China Real Estate ETF	0.65%	September 13, 2018	November 12, 2021	December 7, 2018
Global X MSCI China Health Care ETF	0.65%	September 13, 2018	November 12, 2021	December 7, 2018
Global X MSCI China Utilities ETF	0.65%	September 13, 2018	November 12, 2021	December 7, 2018
Global X MSCI China Information Technology ETF	0.65%	September 13, 2018	November 12, 2021	December 7, 2018
Global X DAX Germany ETF	0.20%	September 13, 2018	November 12, 2021	December 24, 2018
Global X NASDAQ 100 Covered Call ETF	0.60%	September 13, 2018	November 12, 2021	December 24, 2018
Global X S&P 500® Covered Call ETF	0.60%	September 13, 2018	November 12, 2021	December 24, 2018
Global X Cloud Computing ETF	0.68%	November 13, 2018	November 12, 2021	April 12, 2019
Global X Russell 2000 Covered Call ETF	0.60%	November 13, 2018	November 12, 2021	April 17, 2019
Global X Cybersecurity ETF	0.50%	June 13, 2019	November 12, 2021	October 25, 2019
Global X Video Games & Esports ETF	0.50%	June 13, 2019	November 12, 2021	October 25, 2019
Global X Cannabis ETF	0.50%	June 13, 2019	November 12, 2021	September 17, 2019
Global X Emerging Markets Bond ETF	0.39%	February 18, 2020	November 12, 2021	June 1, 2020
Global X S&P Catholic Values Developed ex-U.S. ETF	0.35%	February 18, 2020	November 12, 2021	June 22, 2020
Global X Variable Rate Preferred ETF	0.25%	February 18, 2020	November 12, 2021	June 22, 2020

Global X Telemedicine & Digital Health ETF	0.68%	May 29, 2020	November 12, 2021	July 29, 2020
Global X S&P Catholic Values U.S. Aggregate Bond ETF	0.25%	May 29, 2020	November 12, 2021
Global X S&P 500 Covered Call & Growth ETF	0.60%	May 29, 2020	November 12, 2021	September 18, 2020
Global X Nasdaq 100 Covered Call & Growth ETF	0.60%	May 29, 2020	November 12, 2021	September 18, 2020
Global X U.S. Dividend Covered Call & Growth ETF	0.60%	May 29, 2020	November 12, 2021
Global X CleanTech ETF	0.50%	May 29, 2020	November 12, 2021	October 27, 2020
Global X Emerging Markets Internet & E-commerce ETF	0.65%	July 30, 2020	November 12, 2021	November 9, 2020
Global X Data Center REITs & Digital Infrastructure ETF	0.50%	July 30, 2020	November 12, 2021	October 27, 2020
Global X China Biotech Innovation ETF	0.65%	July 30, 2020	November 12, 2021	September 22, 2020
Global X China Innovation ETF	0.75%	November 11, 2020	November 12, 2021	February 22, 2021
Global X Adaptive U.S. Risk Management ETF	0.39%	November 11, 2020	November 12, 2021	January 12, 2021
Global X Clean Water ETF	0.50%	February 26, 2021	November 12, 2021	April 8, 2021
Global X Nasdaq 100 Tail Risk ETF	0.60%	May 21, 2021	November 12, 2021	August 25, 2021
Global X Nasdaq 100 Risk Managed Income ETF	0.60%	May 21, 2021	November 12, 2021	August 25, 2021
Global X Nasdaq 100 Collar 95-110 ETF	0.60%	May 21, 2021	November 12, 2021	August 25, 2021
Global X S&P 500 Tail Risk ETF	0.60%	May 21, 2021	November 12, 2021	August 25, 2021
Global X S&P 500 Risk Managed Income ETF	0.60%	May 21, 2021	November 12, 2021	August 25, 2021
Global X S&P 500 Collar 95-110 ETF	0.60%	May 21, 2021	November 12, 2021	August 25, 2021
Global X Blockchain ETF	0.50%	May 21, 2021	November 12, 2021	July 12, 2021
Global X AgTech & Food Innovation ETF	0.50%	May 21, 2021	November 12, 2021	July 12, 2021
Global X Hydrogen ETF	0.50%	May 21, 2021	November 12, 2021	July 12, 2021
Global X Solar ETF	0.50%	May 21, 2021	November 12, 2021	September 8, 2021
Global X Wind Energy ETF	0.50%	May 21, 2021	November 12, 2021	September 8, 2021
Global X MSCI Vietnam ETF	0.50%	August 4, 2021	November 12, 2021	December 7, 2021
Global X Green Building ETF	0.45%	November 12, 2021
Global X Financials Covered Call & Growth ETF	0.60%	November 12, 2021
Global X Information Technology Covered Call & Growth ETF	0.60%	November 12, 2021
Global X Health Care Covered Call & Growth ETF	0.60%	November 12, 2021
Global X Dow 30® Covered Call ETF	0.60%	November 12, 2021
Global X Metaverse ETF	0.50%	February 25, 2022

Global X Interest Rate Volatility & Inflation Hedge ETF	0.45%	February 25, 2022
Global X Interest Rate Hedge ETF	0.45%	February 25, 2022

*	Asset-based custody fees are not included in the annual Supervision and Administration fee. Asset-based custody fees will be borne by the respective fund.
[1]	Effective January 7, 2022, the fund name was changed from Global X Advanced Materials ETF to Global X Disruptive Materials ETF and the Annual Supervision and Administration Fee was reduced to 0.59%.
[SIGNATURES TO FOLLOW]

GLOBAL X FUNDS
/s/ Susan Lively
By: Susan Lively
Title: Secretary

GLOBAL X MANAGEMENT COMPANY LLC

/s/ Susan Lively
By: Susan Lively
Title: General Counsel